POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Scot H. Parnell, each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2008, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of January 29, 2009.

/s/Vikram A. Atal
Vikram A. Atal

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Scot H. Parnell, each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2008, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of January 29, 2009.

/s/James L. Bailey
James L. Bailey

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Scot H. Parnell, each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2008, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of January 29, 2009.

/s/Gina Doynow
Gina Doynow

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Scot H. Parnell, each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2008, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of January 29, 2009.

/s/Rodman L. Drake
Rodman L. Drake

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Scot H. Parnell, each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2008, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of February 5, 2009.

/s/Richard J. Garside
Richard J. Garside

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Scot H. Parnell, each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2008, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of January 29, 2009.

/s/Glenda B. Glover
Glenda B. Glover

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Scot H. Parnell, each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2008, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of January 29, 2009.

/s/Evelyn E. Handler
Evelyn E. Handler

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Scot H. Parnell, each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2008, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of January 29, 2009.

/s/Loretta D. Moseman
Loretta D. Moseman

POWER OF ATTORNEY

Annual Report on Form 10-K
The Student Loan Corporation

I, the undersigned, a director of The Student Loan Corporation, a Delaware corporation, do hereby constitute and appoint Michael J. Reardon and Scot H. Parnell, each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Student Loan Corporation for the fiscal year ended December 31, 2008, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents as of January 29, 2009.

/s/Kevin L. Thurm
Kevin L. Thurm